UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): August 21, 2019

ASCENT CAPITAL GROUP, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-34176	26-2735737
(State or other jurisdiction of	(Commission	(I.R.S. Employer
incorporation or organization)	File Number)	Identification No.)

5251 DTC Parkway, Suite 1000
Greenwood Village, Colorado 80111
(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (303) 628-5600

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Series A Common Stock, par value $.01 per share	ASCMA	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders

As previously announced, on May 24, 2019, Ascent Capital Group, Inc. (“Ascent”) entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Monitronics International, Inc., a wholly owned subsidiary of Ascent (“Monitronics”), pursuant to which, subject to satisfaction or waiver of certain conditions, Ascent will merge with and into Monitronics substantially concurrent with the restructuring of Monitronics, with Monitronics continuing as the surviving company (the “Merger”).

Ascent held a special meeting of stockholders on August 21, 2019 (the “Special Meeting”), where holders of record of shares of Ascent’s Series A common stock, par value $0.01 per share (“Series A common stock”) and holders of record of shares of Ascent’s Series B common stock, par value $0.01 per share (“Series B common stock” and, together with Series A common stock, the “Ascent common stock”), outstanding as of 5:00 p.m., New York City time, on July 5, 2019, the record date for the Special Meeting (the “Record Date”), were asked to vote on (i) the proposal to approve the adoption of the Merger Agreement (the “Merger Proposal”), (ii) the proposal to approve, by advisory (non-binding) vote, the compensation that may be paid or become payable to the named executive officers of Ascent in connection with the Merger (the “Advisory Compensation Proposal”), and (iii) the proposal to authorize the adjournment of the Special Meeting by Ascent to permit further solicitation of proxies, if necessary or appropriate, if sufficient votes are not represented at the Special Meeting to approve the Merger Proposal (the “Adjournment Proposal” and, together with the Merger Proposal and Advisory Compensation Proposal, the “Proposals”). The number of votes cast for or against, as well as the number of abstentions and broker non-votes as to each Proposal, are set forth below.

Proposal #1: Merger Proposal

VOTES FOR	VOTES AGAINST	ABSTENTIONS	BROKER NON-VOTES
9,693,041	1,036,687	2,308	—

Accordingly, the Merger Proposal was approved.

Proposal #2: Advisory Compensation Proposal

VOTES FOR	VOTES AGAINST	ABSTENTIONS	BROKER NON-VOTES
6,967,892	3,202,499	561,645	—

Accordingly, the Advisory Compensation Proposal was approved.

Proposal #3: Adjournment Proposal

VOTES FOR	VOTES AGAINST	ABSTENTIONS	BROKER NON-VOTES
9,633,035	1,092,632	6,369	—

Accordingly, the Adjournment Proposal was approved.

Item 7.01. Regulation FD Disclosure

On August 21, 2019, Ascent issued a press release announcing the approval of the Merger Proposal by Ascent’s stockholders. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The information included in this Current Report on Form 8-K under Item 7.01 and Exhibit 99.1 attached hereto are being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to liabilities of that Section, unless the registrant specifically states that the information is to be considered “filed” under the Exchange Act or incorporates it by reference into a filing under the Exchange Act or the Securities Act of 1933, as amended.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	Press Release issued by Ascent Capital Group, Inc. on August 21, 2019

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 21, 2019

ASCENT CAPITAL GROUP, INC.

By:	/s/ Fred A. Graffam
	Name:	Fred A. Graffam
	Title:	Senior Vice President and Chief Financial Officer

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